UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2019

PROPHASE LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21617	23-2577138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

621 N. Shady Retreat Road, Doylestown, PA, 18901

(Address of principal executive offices)

(Registrant’s telephone number, including area code): (215) 345-0919

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.0005	PRPH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 Other Events

On May 31, 2019, ProPhase Labs, Inc. (the “Company”) received written notice from Nasdaq informing the Company that it has regained compliance with Nasdaq Listing Rule 5605(c)(2) as a result of the appointment of Mr. Warren Hirsch to the Company’s audit committee and board of directors, as recently reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 24, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProPhase Labs, Inc.

By:	/s/ Monica Brady
Monica Brady
Chief Financial Officer

Date: June 3, 2019